TBS INTERNATIONAL LIMITED & SUBSIDIARIES             EXHIBIT 10.4

Pursuant to 17 CFR 240.24b-2, confidential information (indicated by [****]) has been omitted and has been filed separately with the Securities and Exchange Commission Pursuant to a Confidential Treatment Application filed with the commission.

AMENDMENT NO. 1 AND WAIVER TO CREDIT AGREEMENT

This AMENDMENT NO. 1 AND WAIVER TO CREDIT AGREEMENT (this “Amendment”) dated as of March 27, 2009, is by and among (i) ALBEMARLE MARITIME CORP., ARDEN MARITIME CORP., AVON MARITIME CORP., BIRNHAM MARITIME CORP., BRISTOL MARITIME CORP., CHESTER SHIPPING CORP., CUMBERLAND NAVIGATION CORP., DARBY NAVIGATION CORP., DOVER MARITIME CORP., ELROD SHIPPING CORP., EXETER SHIPPING CORP., FRANKFORT MARITIME CORP., GLENWOOD MARITIME CORP., HANSEN SHIPPING CORP., HARTLEY NAVIGATION CORP., HENLEY MARITIME CORP., HUDSON MARITIME CORP., JESSUP MARITIME CORP., MONTROSE MARITIME CORP., OLDCASTLE SHIPPING CORP., QUENTIN NAVIGATION CORP., RECTOR SHIPPING CORP., REMSEN NAVIGATION CORP., SHEFFIELD MARITIME CORP., SHERMAN MARITIME CORP., STERLING SHIPPING CORP., STRATFORD SHIPPING CORP., VEDADO MARITIME CORP., VERNON MARITIME CORP. and WINDSOR MARITIME CORP., each a corporation organized under the laws of the Republic of the Marshall Islands (collectively, the “Borrowers” and, each individually, a “Borrower”), (ii) TBS INTERNATIONAL LIMITED, a corporation formed under the laws of Bermuda (“Holdings”), (iii) TBS SHIPPING SERVICES INC., a New York corporation, as administrative borrower (the “Administrative Borrower”), (iv) each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”), and (v) BANK OF AMERICA, N.A., as administrative agent (in such capacity, the “Administrative Agent”), Swing Line Lender and L/C Issuer.

WHEREAS, the Borrowers, Holdings, the Administrative Borrower, the Lenders and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement dated as of March 26, 2008 (as amended and in effect from time to time, the “CreditAgreement”), pursuant to which the Lenders have agreed, upon certain terms and conditions, to make loans and otherwise extend credit to the Borrowers;

WHEREAS, (i) Events of Default have occurred and continue in connection with the Administrative Agent’s receipt of a Valuation of the Vessels, dated on or about February 20, 2009, and as a result of the Borrowers’ failure to prepay the Loans and other Credit Extensions in an amount so that the Total Outstandings do not exceed the Maximum Available Amount, in accordance with the requirements contained in Section 2.05(b)(iii) of the Credit Agreement, and (ii) Events of Default are anticipated to occur as a result of the Loan Parties’ failure to comply with the financial covenants set forth in Section 7.13 of the Credit Agreement (the Events of Default described in clause (i) and the anticipated Events of Default described in clause (ii), collectively, the “Specified Events of Default”);

WHEREAS, Events of Default have occurred in connection with the Borrowers’ failure to, within 30 days after the fiscal year of Holdings ending December 31, 2008, (i) deliver the report summarizing insurance coverage required pursuant to Section 6.02(g) of the Credit Agreement and (ii) deliver supplemental Schedules to the Credit Agreement required pursuant to Section 6.02(k) (the Events of Default described in clauses (i) and (ii), collectively, the “Other Events of Default” and the report and supplemental Schedules described in clauses (i) and (ii), collectively, the “Annual Deliverables”).

WHEREAS, the Borrowers have requested  and the Lenders and the Administrative Agent are willing (a) to waive the Specified Events of Default and the Other Events of Default, subject to the terms, conditions and other provisions hereof, and (b) to amend certain provisions of the Credit Agreement as more fully provided herein;

WHEREAS, capitalized terms which are used herein without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement (as amended hereby).

NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders and the Administrative Agent hereby agree as follows:

Section 1. Waiver.  Subject to the terms and conditions set forth herein, the Lenders and the Administrative Agent hereby agree to waive (i) the Specified Events of Default but only during the Waiver Period and (ii) the Other Events of Default.  Such limited waiver of the Specified Events of Default shall automatically, and without action, notice, demand or any other occurrence, expire on and as of the end of the Waiver Period.  Upon the expiration or termination of the Waiver Period, and from and after such time, (i) the Lenders and the Administrative Agent shall retain all of the rights and remedies relating to the Specified Events of Default (unless the Pre-Waiver Covenant Compliance Date has occurred as of the expiration of the Waiver Period) and any other Default or Event of Default (other than the Other Events of Default), (ii) the Specified Events of Default shall be reinstated and shall be in full force and effect for all periods including periods after the Waiver Period (unless the Pre-Waiver Covenant Compliance Date has occurred as of the expiration of the Waiver Period), and (iii) any obligation of the Lenders under the Credit Agreement shall be subject to the terms and conditions set forth in the Credit Agreement.

Section 2.                      Affirmation and Acknowledgment of the Borrower.  Each Borrower hereby ratifies and confirms all of its Obligations to the Lenders, the L/C Issuer and the Administrative Agent, including, without limitation, the Loans, and each Borrower hereby affirms its absolute and unconditional promise to pay to the Lenders, the L/C Issuer and the Administrative Agent the Loans and all other amounts due under the Credit Agreement as amended hereby.  Each Borrower hereby confirms that the Obligations are secured pursuant to the Collateral Documents and pursuant to all other instruments and documents executed and delivered by the Borrowers and as security for the Obligations.

Section 3.                      Release.  In order to induce the Administrative Agent and the Lenders to enter into this Amendment, each Loan Party acknowledges and agrees that: (a) such Loan Party does not have any claim or cause of action against the Administrative Agent, the L/C issuer or any Lender (or any of its respective directors, officers, employees or agents); (b) such Loan Party does not have any offset right, counterclaim or defense of any kind against any of its respective obligations, indebtedness or liabilities to the Administrative Agent, the L/C Issuer or any Lender; and (c) each of the Administrative Agent, the L/C Issuer and each Lender has heretofore properly performed and satisfied in a timely manner all of its obligations to the Loan Parties.  Each Loan Party wishes to eliminate any possibility that any past conditions, acts, omissions, events, circumstances or matters would impair or otherwise adversely affect the Administrative Agent’s, the L/C Issuer’s or any Lender’s rights, interests, contracts, collateral security or remedies.  Therefore, each Loan Party unconditionally releases, waives and forever discharges (i) any and all liabilities, obligations, duties, promises or indebtedness of any kind of the Administrative Agent, the L/C Issuer or any Lender to such Loan Party, except the obligations to be performed by any Administrative Agent, the L/C Issuer or any Lender on or after the date hereof as expressly stated in this Amendment, the Credit Agreement and the other Loan Documents, and (ii) all claims, offsets, causes of action, suits or defenses of any kind whatsoever (if any), whether arising at law or in equity, whether known or unknown, which such Loan Party might otherwise have against the Administrative Agent, the L/C Issuer, any Lender or any of its directors, officers, employees or agents, in either case (i) or (ii), on account of any past or presently existing condition, act, omission, event, contract, liability, obligation, indebtedness, claim, cause of action, defense, circumstance or matter of any kind.

Section 4.                      Amendment to Schedules to the Credit Agreement.   Schedules 2.01(a), 5.05, 5.08(b), (c), (d)(i), (d)(ii) and (e), 5.13, 5.17, 5.27, 5.29, 6.12,  7.02 and 7.11 to the Credit Agreement are hereby amended and restated in their entirety with Schedules 2.01(a), 5.05, 5.08(b), (c), (d)(i), (d)(ii) and (e), 5.13, 5.17, 5.27, 5.29, 6.12, 7.02 and 7.11 attached hereto as Exhibit A.

Section 5.                      Amendment to Exhibits to the Credit Agreement.   Exhibits D-1 and D-2 to the Credit Agreement are hereby amended and restated in their entirety with Exhibits D-1 and D-2 attached hereto as Exhibit B.

Section 6.                      Amendments to Section 1.01 of the Credit Agreement.

(a) Section 1.01 of the Credit Agreement is hereby amended by adding the following new defined terms in the appropriate alphabetical order:

“Amendment No. 1” means Amendment No. 1 and Waiver to Credit Agreement, dated as of March 27, 2009, among the Borrowers, Holdings, the Administrative Borrower, the Lenders and the Administrative Agent.

“Amendment No. 1 Effective Date” means the date on which the conditions precedent to Amendment No. 1 have been satisfied.

“Consolidated Interest Charges Coverage Ratio” means, at any date of determination, the ratio of (a) the result of (i) Consolidated EBITDA, less (ii) the sum of Federal, state, local and foreign income taxes paid in cash for the most recently completed Measurement Period, to (b) Consolidated Interest Charges for the most recently completed Measurement Period.

“Lenders’ Allocated Percentage” means, in respect of a sale or issuance by any Loan Party of its Equity Interests as provided in Section 2.05(b)(vi), a fraction, expressed as a percentage, (a) the numerator of which is the amount equal to the sum of the Revolving Credit Facility, plus the outstanding principal amount of the Term Facility at the time of such sale or issuance of Equity Interests, and (b) the denominator of which is the amount equal to the sum of the Revolving Credit Facility, plus the outstanding principal amount of the Term Facility, plus the sum of the Loan Parties’ Indebtedness set forth on Schedule 7.02, in each case, outstanding and in effect at the time of such sale or issuance of Equity Interests.

“Pre-Waiver Covenant Compliance Conditions” means, at any date of determination following the commencement of the Waiver Period, the following conditions, (a) the Loan Parties’ and their Subsidiaries shall be in full compliance with the financial covenants provided in Section 7.13 for the most recent fiscal quarter or month ended, as applicable, of Holdings and its Subsidiaries, as such covenants were in effect immediately prior to the commencement of the Waiver Period; provided that for the purposes of determining compliance with such financial covenants, the definitions of “Consolidated EBITDA” and “Consolidated Interest Charges” shall respectively have the meaning assigned to such term after the Amendment No. 1 Effective Date, (b) the Total Outstandings shall not exceed the Maximum Available Amount, and (c) no Default or Event of Default shall have occurred or be continuing.

“Pre-Waiver Covenant Compliance Date” means, as determined by the Administrative Agent based on evidence provided by the Borrowers, the date on which the Borrowers shall have demonstrated to the Administrative Agent’s satisfaction that each of the Pre-Waiver Covenant Compliance Conditions have been satisfied.

“Waiver Period” means the period commencing on March 2, 2009 and ending on the earliest to occur of (a) January 1, 2010 at 12:00 a.m. Eastern Time and (b) the occurrence after the commencement of the Waiver Period of any Default or Event of Default (other than the Specified Events of Default and the Other Events of Default (each as defined in the Amendment No. 1)) including, without limitation, any failure to comply with the provisions of Amendment No. 1.

(b) Section 1.01 of the Credit Agreement is hereby amended by amending and restating the following definitions in their entirety:

“Base Rate” means for any day a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate plus 1/2 of 1%, (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its “prime rate” and (c) the Eurodollar Rate in effect for such day for a one (1) month Interest Period plus 1%.  The “prime rate” is a rate set by Bank of America based upon various factors including Bank of America’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate.  Any change in such rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change.

“Consolidated EBITDA” means, at any date of determination, an amount equal to Consolidated Net Income of Holdings and its Subsidiaries on a consolidated basis for the most recently completed Measurement Period, plus (a) the following to the extent deducted in calculating such Consolidated Net Income (and without duplication):  (i) Consolidated Interest Charges, (ii) the provision for Federal, state, local and foreign income taxes payable, (iii) depreciation and amortization expense, (iv) net losses from the sales of vessels as permitted under this Agreement and (v) any noncash impairment charges incurred during each fiscal year of Holdings and its Subsidiaries ending December 31, 2008 and December 31, 2009 in respect of any of Holdings’ or its Subsidiaries’ goodwill and Vessels, (in each case of or by Holdings and its Subsidiaries for such Measurement Period) and minus (b) the following to the extent included in calculating such Consolidated Net Income, all net gains from the sales of vessels as permitted under this Agreement (in each case of or by Holdings and its Subsidiaries for such Measurement Period); providedthat, to the extent characterized as interest on the income statements of Holdings and its Subsidiaries for such Measurement Period pursuant to FASB Interpretation No. 133 – Accounting for Derivative Instruments and Hedging Activities (June 1998), noncash adjustments in connection with any interest rate Swap Contract entered into by Holdings or any of its Subsidiaries, shall be excluded.

“Consolidated Interest Charges” means, for any Measurement Period, the sum of (a) all interest, premium payments, debt discount, fees, charges and related expenses in connection with borrowed money (including capitalized interest but excluding capitalized interest on Permitted New Vessel Construction Indebtedness) or in connection with the deferred purchase price of assets, in each case to the extent treated as interest in accordance with GAAP, (b) all interest paid or payable with respect to discontinued operations and (c) the portion of rent expense under Capitalized Leases that is treated as interest in accordance with GAAP, in each case, of or by Holdings and its Subsidiaries on a consolidated basis for the most recently completed Measurement Period; providedthat, to the extent characterized as interest on the income statements of Holdings and its Subsidiaries for such Measurement Period pursuant to FASB Interpretation No. 133 – Accounting for Derivative Instruments and Hedging Activities (June 1998), noncash adjustments in connection with any interest rate Swap Contract entered into by Holdings or any of its Subsidiaries, shall be excluded.

“Net Present Rental Value” means, as of any date, the aggregate net present value of all Rentals payable by Holdings or any of its Subsidiaries to any Person (other than Holdings or any of its other Subsidiaries) pursuant to any Operating Lease or, without duplication, any charter of any vessel that, in each case, after giving effect to any renewals or other extensions provided therein and in the absence of any early termination, shall or would have a fixed remaining term of (a) prior to the Pre-Waiver Covenant Compliance Date, eighteen months or more and (b) commencing with the Pre-Waiver Covenant Compliance Date, twenty-three months or more, in each case discounted to such date at a rate of 8.00% per annum.

“Philippine Charterer” means, with respect to any Vessel, one of CFS Bareboat Corp., Filscan Shipping, Inc., General Charterer, Inc., Intermodal Shipping, Inc., Overseas Bulk Transport, Inc., Sea Star Shipping Corp., Viking International Carriers, Inc., and each other bareboat charterer organized under the laws of the Philippines acceptable to the Administrative Agent, as applicable.

(c) Effective as of March 13, 2009, Section 1.01 of the Credit Agreement is hereby amended by deleting the table set forth in the definition of “Applicable Rate” in its entirety and substituting in lieu thereof the following new table:

Pricing Level	Consolidated Leverage Ratio	Eurodollar Rate (Letter of Credit Fee)	Base Rate
I	> 6.00:1.00	525.00	425.00
II	< 6.00:1.00	400.00	300.00

(d) Effective as of March 13, 2009, Section 1.01 of the Credit Agreement is hereby amended by deleting the table set forth in the definition of “Applicable Commitment Fee Percentage” in its entirety and substituting in lieu thereof the following new table:

Pricing Level	Consolidated Leverage Ratio	Commitment Fee
I	> 6.00:1.00	100.00
II	< 6.00:1.00	75.00

Section 7.                      Amendments to Section 2.05 of the Credit Agreement.

(a) Section 2.05(a)(i) of the Credit Agreement is hereby amended by deleting the words “inverse order of maturity” in the last sentence contained therein and substituting in lieu thereof the words “direct order of maturity”.

(b) Section 2.05(b)(iv) of the Credit Agreement is hereby amended by deleting the words “to the Revolving Credit Facility in the manner set forth in clause (v), third of this Section 2.05(b)” contained therein.

(c) Section 2.05(b) of the Credit Agreement is hereby amended by inserting the following new paragraphs (vi) and (vii) in the appropriate numerical order:

(vi) Upon the sale or issuance by any Loan Party or any of its Subsidiaries of any of its Equity Interests (other than any sales or issuances of Equity Interests to a Loan Party), the Borrowers shall prepay an aggregate principal amount of the Loans equal to the Lenders’ Allocated Percentage of all Net Cash Proceeds received therefrom immediately upon receipt thereof by such Loan Party or such Subsidiary (such prepayments to be applied as set forth in clause (vii) below).
(vii) Each prepayment of Loans pursuant to the foregoing clause (vi), of this Section 2.05(b) shall be applied, first, to the Term Facility to the principal repayment installments thereof on a pro rata basis, second, to the Revolving Credit Facility in the manner set forth in clause (v) of this Section 2.05(b) (other than to Cash Collateralize the remaining L/C Obligations) and, third to Cash Collateralize the remaining L/C Obligations.

Section 8.                      Amendment to Section 4.02 of the Credit Agreement.  Section 4.02 of the Credit Agreement is hereby amended by inserting the following new paragraph (g) in the appropriate alphabetical order:

(g)           If any Valuation (including, without limitation, any Initial Valuation or Subsequent Valuation) of any Vessel (i) has been requested from an Appraiser, (ii) is in the process of being conducted or prepared by an Appraiser, or (iii) has been received by the Administrative Agent in draft form, but a final Valuation has not been delivered to the Administrative Agent, five (5) Business Days have elapsed following the Administrative Agent’s receipt of a final Valuation, in form and substance satisfactory to the Administrative Agent.

Section 9.                      Amendment to Article V of the Credit Agreement.  Article V of the Credit Agreement is hereby amended by inserting the following new Section 5.29 in the appropriate numerical order:

5.29           Deposit Accounts; Securities Accounts; Other Accounts.  Schedule 5.29 sets forth all banks and other financial institutions at which any Loan Party or its Subsidiaries maintains deposit accounts, securities account or other accounts and such Schedule 5.29 correctly identifies the name, address and telephone number of each depository, the name in which each account is held, a description of the purpose of each account and the complete account number therefor.

Section 10.                                Amendments to Section 6.02 of the Credit Agreement.  Section 6.02(k)(ii)(C) of the Credit Agreement is hereby amended by deleting the words “Schedules 5.08(e) and 5.13” and substituting in lieu thereof the following words: “Schedules 5.08(e), 5.13 and 5.29”.

Section 11.                                Amendments to Section 6.12 of the Credit Agreement.

(a) Section 6.12(a) of the Credit Agreement is hereby amended by deleting the first parenthetical contained therein and substituting in lieu thereof the following new parenthetical: “(other than any Excluded Subsidiary which is addressed in clause (c) below so long as the Pre-Waiver Covenant Compliance Date has occurred but subject to Section 2.14 hereof).”

(b) Section 6.12(a)(i) of the Credit Agreement is hereby amended by deleting the words “Section 4.01(a)(viii) and (ix)” and substituting in lieu thereof “Section 4.01(a)(xvi) and (xvii)”

(c) Section 6.12(c) of the Credit Agreement is hereby amended by deleting the first paragraph contained therein and substituting in lieu thereof the following new paragraph: “Commencing on the Pre-Waiver Covenant Compliance Date, subsequent to the formation or acquisition of any direct or indirect Subsidiary that is an Excluded Subsidiary by any Loan Party, then the Borrowers shall, at the Borrowers’ expense:”

Section 12.                                Amendments to Section 6.19 of the Credit Agreement.

(a) Section 6.19(a) of the Credit Agreement is hereby amended by inserting the following sentence immediately after the last sentence contained therein: “Notwithstanding the foregoing, the Borrowers shall cause the Appraiser to deliver to the Administrative Agent, no later than fifteen (15) Business Days prior to the expiration of the Waiver Period in lieu of the Valuation otherwise due on or before March 31, 2010, a Valuation of each Vessel, dated and accurate as of no earlier than thirty (30) days prior to the expiration of the Waiver Period.”

(b) Section 6.19 of the Credit Agreement is hereby amended by inserting the following new paragraph (d) in the appropriate alphabetical order:

“(d)  Notwithstanding anything contained in this Section 6.19 and for the avoidance of doubt, in the event that a Valuation (including, without limitation, any Initial Valuation or Subsequent Valuation) of any Vessel (i) has been requested from an Appraiser, (ii) is in the process of being conducted or prepared by an Appraiser, or (iii) has been received by the Administrative Agent in draft form, pursuant to Section 4.02, no Lender is required to honor any Request for Credit Extension (other than a Committed Loan Notice requesting only a conversion of Loans to the other Type or a continuation of Eurodollar Rate Loans) until five (5) Business Days following the Administrative Agent’s receipt of a final Valuation, in form and substance satisfactory to the Administrative Agent.”

Section 13.                                Amendment to Section 7.02 of the Credit Agreement.

(a) Section 7.02(d) of the Credit Agreement is hereby amended and restated in its entirely with the following new Section 7.02(d):

“(d)           Indebtedness outstanding on the date hereof and listed on Schedule 7.02 and any refinancings, refundings, renewals or extensions thereof; provided that (i) the amount of such Indebtedness is not increased at the time of such refinancing, refunding, renewal or extension except by an amount equal to a reasonable premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with such refinancing and by an amount equal to any existing commitments unutilized thereunder and the direct or any contingent obligor with respect thereto is not changed, as a result of or in connection with such refinancing, refunding, renewal or extension; (ii)  that the terms relating to principal amount, amortization, maturity, collateral (if any) and subordination (if any), and other material terms taken as a whole, in any such refinancing, refunding, renewing or extending Indebtedness, and of any agreement entered into and of any instrument issued in connection therewith, are no less favorable in any material respect to the Loan Parties or the Lenders than the terms of any agreement or instrument governing the Indebtedness being refinanced, refunded, renewed or extended and the interest rate applicable to any such refinancing, refunding, renewing or extending Indebtedness does not exceed the then applicable market interest rate; (iii) that the terms relating to amortization in any such refinancing, refunding, renewing or extending of Indebtedness, and of any agreement entered into and of any instrument issued in connection therewith, shall not require the prepayment of any amortization payments previously to be due after January 31, 2010; and (iv) that, in respect of the Indebtedness owed by certain Subsidiaries of the Loan Parties to The Royal Bank of Scotland plc, as lender under the loan agreement described on Schedule 7.02,  the terms relating to advances in any such refinancing, refunding, renewing or extending of Indebtedness, and of any agreement entered into and of any instrument issued in connection therewith shall not have the effect of accelerating the timing of, or triggers for, advances under such credit facility or permit such Subsidiaries to borrow under such credit facility at any other times and in any other amounts other than the times and amounts set forth in such loan agreement as in effect on the Amendment No. 1 Effective Date.

(b) Sections 7.02(f), (g) and (h) of the Credit Agreement are each hereby amended by inserting the following clause immediately before each such paragraph, “Commencing on the Pre-Waiver Covenant Compliance Date,”

      (c) Section 7.02 of the Credit Agreement is hereby amended by inserting the following new paragraph (i) in the appropriate alphabetical order:

“(i)           Indebtedness otherwise permitted under Sections 7.02(f), (g) and (h) but incurred and existing prior to the Amendment No. 1 Effective Date but no refinancings, refundings, renewals or extensions thereof.”

Section 14.                                Amendments to Section 7.03 of the Credit Agreement.

(a) Sections 7.03(i) and (j) of the Credit Agreement are each hereby amended by inserting the following clause immediately before each such paragraph:  “Commencing on the Pre-Waiver Covenant Compliance Date,”

(b) Sections 7.03(h) is hereby amended restated in its entirety with the following new Section 7.03(h):

(h)           Investments by Holdings and its Subsidiaries in Joint Ventures or in other Persons hereunder in an aggregate amount invested since March 26, 2008 not to exceed (a) if the Pre-Waiver Covenant Compliance Date has not occurred, $10,000,000 and (b) commencing on the Pre-Waiver Covenant Compliance Date, the sum of (i) $30,000,000 plus (ii) 25% of the Consolidated Net Income earned in each full fiscal year ending after December 31, 2007 (with no deduction for a net loss in any such fiscal year) minus (iii) the aggregate amount of dividends or other distributions made in each full fiscal year ending after December 31, 2007 pursuant to Section 7.06; provided, that no Default or Event of Default has occurred and is continuing at the time any such Investment is made.

(c) Section 7.03 of the Credit Agreement is hereby amended by inserting the following new paragraph (k) in the appropriate alphabetical order:

“(k)           Investments otherwise permitted under Sections 7.03(i) and (j) but made or held and existing prior to the Amendment No. 1 Effective Date.”

Section 15.                                Amendment to Section 7.05 of the Credit Agreement. Section 7.05(g) of the Credit Agreement is hereby amended by inserting the following clause immediately before such paragraph: “Commencing on the Pre-Waiver Covenant Compliance Date,”

Section 16.                                Amendment to Section 7.06 of the Credit Agreement. Section 7.06(d) of the Credit Agreement is hereby amended by inserting the following clause immediately before such paragraph: “Commencing on the Pre-Waiver Covenant Compliance Date,”

Section 17.                                Amendment to Section 7.19 of the Credit Agreement. Section 7.19 of the Credit Agreement is hereby amended and restated in its entirety with the following new Section 7.19:

7.19                     Net Present Rental Value.  Permit Net Present Rental Value to exceed (a) if the Pre-Waiver Covenant Compliance Date has not occurred, $45,000,000 and (b) commencing on the Pre-Waiver Covenant Compliance Date, $60,000,000 in each case calculated at the end of each fiscal quarter of Holdings.

Section 18.                                Covenants.  Until the expiration of the Waiver Period, so long as any Lender shall have any Commitment hereunder, any Loan or Obligation shall remain unpaid or unsatisfied, each of Holdings and the Borrowers shall not, nor shall it permit any Subsidiary to, directly or indirectly:

(a) Minimum Cash Liquidity. For each calendar month ending on or after the Amendment No. 1 Effective Date, permit Qualified Cash of the Loan Parties (other than the Limited Guarantors), to be less than $40,000,000, of which a minimum average balance of $15,000,000 in any such calendar month shall be deposited with Bank of America, N.A.

(b) Minimum Consolidated Interest Charges Coverage Ratio.  Permit the Consolidated Interest Charges Coverage Ratio as of the end of the period of determination indicated below and for such period then ending of Holdings and its Subsidiaries to be less than the ratio set forth below opposite such period:

Period of Determination	Minimum Consolidated Interest Charges Coverage Ratio
Two fiscal quarters ending June 30, 2009	1.10:1.00
Three fiscal quarters ending September 30, 2009	1.35:1.00
Four fiscal quarters ending December 31, 2009	1.75:1.00

Section 19.                                Representations and Warranties.  Holdings and the Borrowers hereby represent and warrant to the Administrative Agent as follows:

(a) Representation and Warranties in the Credit Agreement.  The representations and warranties of Holdings and the Borrowers contained in the Credit Agreement were true and correct in all material respects as of the date when made and continue to be true and correct in all material respects on the date hereof except for (a) representations or warranties which expressly relate to an earlier date in which case such representations and warranties shall be true and correct, in all material respects, as of such earlier date, or (b) representations or warranties which are no longer true as a result of a transaction expressly permitted by the Credit Agreement.

(b) Ratification, Etc.  Except as expressly amended hereby, the Credit Agreement is hereby ratified and confirmed in all respects and shall continue in full force and effect.  The Credit Agreement shall, together with this Amendment, be read and construed as a single agreement.  All references in the Credit Agreement or any related agreement or instrument shall hereafter refer to the Credit Agreement as amended hereby.

(c) Authority, Etc.  The execution and delivery by Holdings and the Borrowers of this Amendment and the performance by Holdings and the Borrowers of all of its agreements and obligations under the Credit Agreement, as amended hereby, are within Holdings and each Borrower’s corporate authority and have been duly authorized by all necessary corporate action on the part of Holdings and such Borrower.

(d) Enforceability.  This Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of Holdings and the Borrowers and are enforceable against Holdings and the Borrowers in accordance with their terms, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of, creditors’ rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding may be brought.

Section 20.                                Effectiveness of Amendment.  The provisions of this Amendment shall become effective as of the date first set forth above upon the satisfaction of each of the following conditions, in each case in a manner and in form and substance satisfactory to the Administrative Agent (unless otherwise agreed to in writing by the Administrative Agent):

(a) The Borrowers shall have made a prepayment of the Term Loan in an aggregate amount equal to $19,000,000 where such prepayment shall be applied against the September 30, 2009 and the December 31, 2009 amortization payments required under Section 2.07 of the Credit Agreement; and

(b) Total Revolving Credit Outstanding shall not exceed the Revolving Credit Facility; and

(c) This Amendment shall have been duly executed and delivered by each of the Borrowers, Holdings, the Administrative Borrower, the Guarantors, the Administrative Agent and the Required Lenders and shall be in full force and effect; and

(d) The Administrative Agent shall have received a fully executed and effective Accession Agreement, dated as of the date hereof, by Cumberland Navigation Corp, Jessup Maritime Corp., Vedado Maritime Corp. and the Administrative Borrower in favor of the Administrative Agent and the Secured Parties; and

(e) The Administrative Agent shall have received favorable legal opinions (including, without limitation, local opinions), addressed to the Administrative Agent and the other Secured Parties, of counsel to the Loan Parties, as to matters requested by the Administrative Agent; and

(f) The Administrative Agent shall have received signed Officer’s Certificates, certified by a duly authorized officer of each Borrower and each Guarantor to be true and complete, (a) of the records of all corporate (or equivalent) action taken by such Borrower or such Guarantor to authorize (i) such Borrower’s or such Guarantor’s execution and delivery of this Amendment, and (ii) such Borrower’s and such Guarantor’s entry into and carrying out the terms of this Amendment and the Credit Agreement, as amended hereby, and (b) of the Organization Documents; and

(g) The Administrative Agent shall have received a signed Officer’s Certificate, certified by a duly authorized officer of Holdings to be true and complete, attaching true, correct and complete fully executed copies of each amendment, waiver and modification of each loan agreement evidencing the existing Indebtedness of certain Subsidiaries of the Loan Parties described on Schedule 7.02 of the Credit Agreement (including, without limitation, the various loan agreements among certain Subsidiaries of Holdings and The Royal Bank of Scotland plc, DVB Group Merchant Bank (Asia) Ltd., Credit Suisse, AIG Commercial Equipment Finance, Inc, Commerzbank AG and Berenberg Bank.), together with each such loan agreement, as in effect immediately prior to the Amendment No. 1 Effective Date.

        (h) The Administrative Agent shall have received a Valuation for each Vessel, dated on or about February 20, 2009 indicating the Fair Market Value for such Vessel as of January 22, 2009 and issued by an Appraiser, at the expense of the Borrowers and any other vessel appraisals, audits or certifications reasonably requested by the Administrative Agent; and
(i) The Borrowers shall have paid all fees set forth in the Fee Letter, dated as of February 13, 2009, to the Administrative Agent for its own account and for the account of the Required Lenders as provided therein; and

(j) The Borrowers shall have paid all reasonable unpaid fees and expenses of the Administrative Agent’s counsel, Bingham McCutchen LLP, to the extent that copies of invoices for such fees and expenses have been delivered to the Borrowers; and

(k) Since the Administrative Agent’s receipt of forecasts of the consolidated balance sheets and statements of income or operations and cash flows of Holdings and its Subsidiaries (the “Projections”) on February 17, 2009, there shall have been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect (other than the effect of any noncash impairment charges incurred during each fiscal year of Holdings and its Subsidiaries ending December 31, 2008 and December 31, 2009 in respect of any of Holdings’ or its Subsidiaries’ goodwill and Vessels), and there shall have been no material adverse change in the facts and information regarding the Loan Parties as presented to the Administrative Agent.

(l) The Projections continue to fairly present the projected results of the financial condition of TBS and its Subsidiaries during the periods provided therein.

(m) The Lenders shall have received satisfactory evidence that the Administrative Agent (for itself and the other Secured Parties) shall have a valid and perfected first priority Lien on all of the Collateral and other assets of the Loan Parties (including, without limitation, each of the Vessels).

(n) The Administrative Agent shall have received the Annual Deliverables.

(o) The Administrative Agent shall have received such other items, documents, agreements or actions as the Administrative Agent may reasonably request in order to effectuate the transactions contemplated hereby.

Section 21.                                No Other Amendments.  Except as expressly provided in this Amendment, all of the terms and conditions of the Credit Agreement remain in full force and effect.

Section 22.                                Execution in Counterparts.  This Amendment may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument.  In making proof of this Amendment it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.

Section 23.                                Expenses.   Pursuant to 11.04 of the Credit Agreement, all costs and expenses incurred or sustained by the Administrative Agent in connection with this Amendment, including the fees and disbursements of legal counsel for the Administrative Agent in producing, reproducing and negotiating the Amendment, will be for the account of the Borrowers whether or not the transactions contemplated by this Amendment are consummated.

Section 24.                                Miscellaneous.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW (OTHER THAN THE NEW YORK GENERAL OBLIGATIONS LAW §5-1401). The captions in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof.  This Amendment shall constitute one of the Loan Documents referred to in the Credit Agreement and any failure by any Loan Party to comply with the terms contained herein shall constitute an immediate Event of Default.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as of the date first set forth above.

The Borrowers:

ALBEMARLE MARITIME CORP.
ARDEN MARITIME CORP.
AVON MARITIME CORP.
BIRNAM MARITIME CORP.
BRISTOL MARITIME CORP.
CHESTER SHIPPING CORP.
CUMBERLAND NAVIGATION CORP.
DARBY NAVIGATION CORP.
DOVER MARITIME CORP.
ELROD MARITIME CORP.
EXETER SHIPPING CORP.
FRANKFORT MARITIME CORP.
GLENWOOD MARITIME CORP.
HANSEN SHIPPING CORP.
HARTLEY NAVIGATION CORP.
HENLEY MARITIME CORP.
HUDSON MARITIME CORP.
JESSUP MARITIME CORP.
MONTROSE MARITIME  CORP.
OLDCASTLE SHIPPING CORP.
QUENTIN NAVIGATION CORP.
RECTOR SHIPPING CORP.
REMSEN NAVIGATION CORP.
SHEFFIELD MARITIME CORP.
SHERMAN MARITIME CORP.
STERLING SHIPPING CORP.
STRATFORD SHIPPING CORP.
VEDADO MARITIME CORP.
VERNON MARITIME CORP.
WINDSOR MARITIME CORP.

By:/s/ Tara DeMakes
Name: Tara DeMakes
Title: Attorney-in-Fact

Holdings: TBS INTERNATIONAL LIMITED By: /s/ Tara DeMakes Name: Tara DeMakes Title: Attorney-in-Fact

The Administrative Borrower: TBS SHIPPING SERVICES INC. By: /s/ Tara DeMakes Name: Tara DeMakes Title: Secretary

The Administrative Agent: BANK OF AMERICA, N.A. By: /s/ Judith A. Huckins Name: Judith A. Huckins Title: Vice President

The Lenders: BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender By:/s/ Judith A. Huckins Name: Judith A. Huckins Title: Vice President

The Lenders (cont):

DVB GROUP MERCHANT BANK (ASIA) LTD.,
as co-Syndication Agent and a Lender
By: /s/ Evan D. Cohen        /s/ Martijn van Tuyl
Name: Evan D. Cohen    Martijn van Tuyl
Title: Senior Vice President

CITIBANK, N.A., as co-Syndication Agent and a Lender
By: /s/ Gilbert Torres
Name: Gilbert Torres
Title: Vice President

TD BANKNORTH, N.A., as Documentation Agent and a Lender
By: /s/ John Mercier
Name: John Mercier
Title: Senior Vice President

KEYBANK NATIONAL ASSOCIATION, as a Lender
By: /s/ Steven B. Vitale
Name: Steven B. Vitale
Title: Director

CAPITAL ONE LEVERAGE FINANCE CORP., as a Lender
By: /s/ Thomas F Furst
Name: Thomas F. Furst
Title: Vice President

GUARANTY BANK, as a Lender
By: /s Jeremy Jackson
Name: Jeremy Jackson
Title: Vice President

MERRILL LYNCH COMMERCIAL FINANCE CORP., as a Lender
By: /s/ Phillip J. Salter
Name: Phillip J. Salter
Title: Vice President

WEBSTER BANK NATIONAL ASSOCIATION, as a Lender
By: /s/ Michael P. McGovern
Name: Michael P. McGovern
Title: Vice President

COMERICA BANK, as a Lender
By: /s/ Sarune Baer
Name: Sarune Baer
Title: Vice President

TRISTATE CAPITAL BANK, as a Lender
By: /s/ Timothy A. Merriman
Name: Timothy A. Merriman
Title: Senior Vice President

GUARANTORS’ ACKNOWLEDGMENT

Each of the undersigned Guarantors hereby (a) acknowledges and consents to the foregoing Amendment and the Borrowers’ execution thereof; (b) ratifies and confirms all of their respective obligations and liabilities under the Loan Documents to which any of them is a party and ratifies and confirms that such obligations and liabilities extend to and continue in effect with respect to, and continue to guarantee and secure, as applicable, the Obligations of the Borrowers under the Credit Agreement as amended; (c) acknowledge and confirm that the liens and security interests granted pursuant to the Loan Documents are and continue to be valid and perfected first priority liens and security interests (subject only to Permitted Encumbrances) that secure all of the Obligations on and after the date hereof; (d) acknowledges and agrees that, as of the date hereof, such Guarantor does not have any claim or cause of action against the Administrative Agent or any Lender (or any of its respective directors, officers, employees or agents); and (e) acknowledges, affirms and agrees that, as of the date hereof, such Guarantor does not have any defense, claim, cause of action, counterclaim, offset or right of recoupment of any kind or nature against any of their respective obligations, indebtedness or liabilities to any Administrative Agent or any Lender.
The Guarantors:

TBS U.S. ENTERPRISES LLC

By: TBS SHIPPING SERVICES INC., its sole member

By: /s/ Tara DeMakes
Name: Tara DeMakes
Title: Secretary

TBS ENERGY LOGISTICS L.P.
                         By:  TBS U.S. ENTERPRISES LLC, its general partner
                         By: TBS SHIPPING SERVICES INC., its sole member

By: /s/ Tara DeMakes
Name: Tara DeMakes
Title: Secretary

The Guarantors:

ROYMAR SHIP MANAGEMENT, INC.
TBS SHIPPING SERVICES INC.
AZALEA SHIPPING & CHARTERING, INC.
COMPASS CHARTERING CORP.

By: /s/ Tara DeMakes
Name: Tara DeMakes
Title: Secretary

TBS INTERNATIONAL LIMITED
WESTBROOK HOLDINGS LTD.
TRANSWORLD CARGO CARRIERS, S.A.
MERCURY MARINE LTD. (F/K/A TBS LOGISTICS LTD.)
TBS WORLDWIDE SERVICES INC.
BEEKMAN SHIPPING CORP.
FAIRFAX SHIPPING CORP.
LEAF SHIPPING CORP.
PACIFIC RIM SHIPPING CORP.
TBS AFRICAN VENTURES LIMITED
TBS EUROLINES, LTD.
TBS LATIN AMERICA LINER, LTD.
TBS MIDDLE EAST CARRIERS, LTD.
TBS NORTH AMERICA LINER LTD.
TBS OCEAN CARRIERS, LTD.
TBS PACIFIC LINER, LTD.
TBS WAREHOUSE & DISTRIBUTION GROUP LTD.
TBS WAREHOUSE & EQUIPMENT HOLDINGS LTD.
TBS LOGISTICS INCORPORATED
TBSI NEW SHP DEVELOPMENT CORP.
TBS MINING LIMITED

By: /s/ Tara DeMakes
Name: Tara DeMakes
Title: Attorney-in-Fact

EXHIBIT A
SCHEDULE 2.01(a)

COMMITMENTS
AND APPLICABLE PERCENTAGES

Lender	Term Commitment	Revolving Credit Commitment	Term Applicable Percentage	Revolving Credit Applicable Percentage
Bank of America, N.A.	$11,364,485.98	$12,710,281.20	14.953271025%	14.953272000%
DVB Group Merchant Bank (Asia) Ltd.	$11,364,485.98	$12,710,280.52	14.953271025%	14.953271200%
Citibank, N.A.	$9,943,925.23	$11,121,495.20	13.084112147%	13.084112000%
TD Banknorth N.A.	$9,943,925.23	$11,121,495.20	13.084112147%	13.084112000%
Keybank National Association	$8,523,364.49	$9,532,710.56	11.214953270%	11.214953600%
Capital One Leverage Finance Corp.	$5,682,242.99	$6,355,139.92	7.476635516%	7.476635200%
Guaranty Bank	$5,682,242.99	$6,355,139.92	7.476635516%	7.476635200%
Merrill Lynch Commercial Finance Corp.	$4,261,682.26	$4,766,355.28	5.607476653%	5.607476800%
Webster Bank National Association	$3,551,401.87	$3,971,962.28	4.672897193%	4.672896800%
Comerica Bank	$2,841,121.49	$3,177,569.96	3.738317754%	3.738317600%
Tristate Capital Bank	$2,841,121.49	$3,177,569.96	3.738317754%	3.738317600%
Total	$76,000,000.00*	$85,000,000.00*	100.000000000%	100.000000000%

*After the Amendment No. 1 Effective Date

SCHEDULE 5.05
SUPPLEMENT TO INTERIM FINANCIAL STATEMENTS
MATERIAL INDEBTEDNESS AND OTHER LIABILITIES
OF
TBS INTERNATIONAL LIMITED AND SUBSIDIARIES
AS OF DECEMBER 31, 2008

	Interest Rate at December 31, 2008	December 31, 2008	December 31, 2007

Liabilites
Bank of America - term credit facility		$-	$50,446
Bank of America - revolving credit facility		-	70,375
Bank of America - term credit facility,
expires December 31, 2011	2.71%	95,000	-
Bank of America - revolving credit facility,
expires March 26, 2012	4.08%-4.15%	75,000	-
The Royal Bank of Scotland credit facility		-	4,345
The Royal Bank of Scotland credit facility,
new vessel buildings, expires December 31, 2020	3.21%	75,000	35,000
Credit Suisse credit facility,
expires December 12, 2017 and February 19, 2018	3.22% & 3.30%	31,750	20,000
DVB Group Merchant Bank (Asia) Ltd credit facility,
expires January 23, 2013	6.33%	60,324	-
AIG Commercial Equipment Finance, Inc. credit facility,
expires April 1, 2012	5.00%	29,750	-
Commerzbank AG credit facility,
expires June 2, 2011	3.72%	6,500	-
Berenberg Bank credit facility,
expires June 19, 2012	3.33%	9,750	-

Debt balance		$383,074	$180,166

Contingent Liabilites
The Royal Bank of Scotland-guarantee facility,		56,000	84,000

Total Liabilites and Contingent Liabilites		$439,074	$264,166

SCHEDULE 5.08 (b)

EXISTING LIENS

Description of Lien	Amount
Mortgage Lien on the M/V Apache Maiden, M/V Inca maiden, M/V Navajo Princess, M/V Seneca Maiden, M/V Cherokee Princess, M/V Kickapoo Belle and M/V Kiowa Princess under First Preferred Panamanian Mortgage dated January 16, 2008, granted by Bedford Maritime Corp., Brighton Maritime Corp., Hari Maritime Corp., Prospect Navigation Corp., Hancock Navigation Corp., Columbus Maritime Corp., and Whitehall Marine Transport Corp., as mortgagor, to DVB Group Merchant Bank (ASIA) Ltd., as mortgagee
$ 75,000,000
Mortgage Lien on the M/V Arapaho Belle and the M/V Oneida Princess under First Preferred Panamanian Mortgage dated December 7, 2007, granted by Claremont Shipping Corp. and Yorkshire Shipping Corp., as mortgagor, and Credit Suisse as mortgagee
$ 40,000,000
Mortgage lien on the M/V Zuni Princess, M/V Hopi Princess and the M/V Mohave Maiden under First Preferred Panamanian Mortgage dated February 29, 2008, granted by Amoros Maritime Corp., Lancaster Maritime Corp., and Chatham Maritime Corp., as mortgagor, and AIG Commercial Equipment Finance, Inc., as mortgagee.  Mortgage lien on the M/V Zia Belle under Panamian First
Naval Mortgage dated March 27, 2009, granted by Sherwood Shipping Corp., as mortgagor and AIG Commercial Equipment Finance, Inc., as mortgagee
$ 35,000,000
Mortgage lien on the M/V Caribe Maiden under First Preferred Panamanian Mortgage dated May 28, 2008, granted by Dyker Maritime Corp. as mortgagor, and Commerzbank AG, as mortgagee	$ 12,500,000
Mortgage lien on the M/V Ottawa Princess under First Preferred Panamanian Mortgage dated June 19, 2008, granted by Grainger Maritime Corp. as mortgagor, and Berenberg Bank, as mortgagee	$ 13,000,000
Lien of the Royal Bank of Scotland plc on Account No.           in the name of Argyle Maritime Corp. , Caton Maritime Corp., Dorchester Maritime Corp., Longwoods Maritime Corp., McHenry Maritime Corp., and Sunswyck Maritime Corp.
$ 20,000,000

SCHEDULE 5.08 (c)
REAL PROPERTY OWNED

NONE

SCHEDULE 5.08(d) (i)

LEASED REAL PROPERTY (LESSEE)

Lessee:                      TBS Shipping Services, Inc.
Lessor:                      Joseph E. Royce
Lease Date:                                January 1, 2009
Exp. Date:                                December 31, 2009
Premises:                                612 East Grassy Sprain Road
Yonkers, New York 10710
Westchester County, State of New York
Annual Cost:                                $240,000.00 USD ($20,000.00 USD Monthly)

Lessee:                      Roymar Ship Management, Inc.
Lessor:                      Ventresca Realty Corp.
Lease Date:                                December 1, 2009
Exp. Date:                                November 30, 2010
Premises:                                455 Central Park Avenue, Suite 308, 304 & 219
Scarsdale, New York 10583
Westchester County, State of New York
Annual Cost:                                $325,524.00 USD ($27,127 USD Monthly)

SCHEDULE 5.08 (d) (ii)

LEASED REAL PROPERTY (LESSOR)

NONE

SCHEDULE 5.08 (e)
EXISTING INVESTMENTS

Description of Investment	Amount

(A) GMT Shipping Line (2002) LTD. and TBS African Line Ventures, LTD. entered into a joint venture to provide service between the East and North
Coasts of South America and South Africa.
$100,000 of the amount shown represents TBS’s capital contribution to the joint venture company, GMTBS Africa Line, Ltd. (“GMTBS”); and the remaining balance represents
retained profits from GMTBS from inception of partnership.	$176,719

(B) TBS Warehouse and Distribution Group Ltd., and Cargonaves S.A. entered into
a joint venture to purchase a warehouse in Peru.	$1,900,000

(C) TBS Mining Limited, purchased from GAT Group 50% of the stock of GAT TBS
Consorcio S.A. , which operates a limestone mine located in the Dominican Republic.	$2,760,000

SCHEDULE 5.13

SUBSIDIARIES AND OTHER EQUITY INVESTMENTS; LOAN PARTIES

PART (a) - Subsidiaries

Subsidiaries of TBS International Limited (“Holdings”) in which Holdings owns 100% of all their issued stock:

1.	Mercury Marine Ltd.

2.	Roymar Ship Management Inc.

3.	TBS Shipping Services Inc.

4.	TBS Mining Ltd.

5.	TBSI New Ship Development Corp.

6.	TBS Warehouse & Equipment Holdings Ltd.

7.	TBS Worldwide Services Inc.

8.	Transworld Cargo Carriers S.A.

Subsidiaries of Westbrook Holdings Ltd. (“Westbrook”) in which Westbrook owns 100% of all their issued stock:

1.	Albemarle Maritime Corp.

2.	Amoros Maritime Corp.

3.	Arden Maritime Corp.

4.	Argyle Maritime Corp.

5.	Avon Maritime Corp.

6.	Bedford Maritime Corp.

7.	Beekman Shipping Corp.

8.	Birnam Maritime Corp.

9.	Brighton Maritime Corp.

10.	Bristol Maritime Corp.

11.	Caton Maritime Corp.

12.	Chatham Maritime Corp.

13.	Chester Shipping Corp.

14.	Claremont Shipping Corp.

15.	Columbus Maritime Corp.

16.	Cumberland Navigation Corp.

17.	Darby Navigation Corp.

18.	Dorchester Maritime Corp.

19.	Dover Maritime Corp.

20.	Dyker Maritime Corp.

21.	Elrod Shipping Corp.

22.	Exeter Shipping Corp.

23.	Fairfax Shipping Corp.

24.	Frankfort Maritime Corp.

25.	Glenwood Maritime Corp.

26.	Grainger Maritime Corp.

27.	Hancock Navigation Corp.

28.	Hansen Shipping Corp.

29.	Hari Maritime Corp.

30.	Hartley Navigation Corp.

31.	Henley Maritime Corp.

32.	Hudson Maritime Corp.

33.	Jessup Maritime Corp.

34.	Lancaster Maritime Corp.

35.	Leaf Shipping Corp.

36.	Longwoods Maritime Corp.

37.	McHenry Maritime Corp.

38.	Montrose Maritime Corp

39.	Oldcastle Shipping Corp.

40.	Pacific Rim Shipping Corp.

41.	Prospect Navigation Corp.

42.	Quentin Navigation Corp.

43.	Rector Shipping Corp.

44.	Remsen Navigation Corp.

45.	Sheffield Maritime Corp.

46.	Sherman Maritime Corp.

47.	Sherwood Shipping Corp.

48.	Sterling Shipping Corp.

49.	Stratford Shipping Corp.

50.	Sunswyck Maritime Corp.

51.	Vedado Maritime Corp.

52.	Vernon Maritime Corp.

53.	Whitehall Marine Transport Corp.

54.	Windsor Maritime Corp.

55.	Yorkshire Shipping Corp.

Subsidiaries of TBS Shipping Services Inc. in which it owns 100% of all their issued stock:

1.               Compass Chartering Corp.

2.               Azalea Shipping and Chartering, Inc.

3.               TBS Logistics Incorporated

TBS Shipping Services Inc. is the sole member of the following limited liability company:

1.               TBS U.S. Enterprises LLC

TBS Shipping Services Inc. is a limited partner of the following limited liability partnership and owns 100% of all interests in the partnership, while TBS U.S. Enterprises LLC is the general partner:

1.	TBS Energy Logistics L.P.

Subsidiaries of TBS Worldwide Services Inc. in which it owns 100% of all their issued stock:

1.               TBS African Ventures Limited

2.               TBS Eurolines, Ltd.

3.               TBS Latin America Liner, Ltd.

4.               TBS Middle East Carriers, Ltd.

5.               TBS North America Liner, Ltd.

6.               TBS Ocean Carriers, Ltd.

7.               TBS Pacific Liner, Ltd.

Subsidiaries of TBS Warehouse & Equipment Holdings Ltd. in which it owns 100% of all their issued stock:

1.               TBS Warehouse & Distribution Group Ltd.

PART (b) - Equity Investments in Other Corporations

1.	TBS African Ventures Limited owns 50% of the stock issued by GMTBS Africa Lines Limited.

2.	TBS Warehouse & Distribution Group Ltd. owns 50% of the stock issued by Panamerican Port Services S.A.C.

3.	TBS Mining Limited owns 50% of the stock issued by GAT TBS Consorcio S.A.

PART (c) - Ownership of Borrowers

Holdings owns 100% of the issued stock of Westbrook and Westbrook owns 100% of the issued stock of all of the Borrowers which are listed below:

1	Albemarle Maritime Corp.
2	Arden Maritime Corp.
3	Avon Maritime Corp.
4	Birnam Maritime Corp.
5	Bristol Maritime Corp.
6	Chester Shipping Corp.
7	Cumberland Navigation Corp.
8	Darby Navigation Corp.
9	Dover Maritime Corp.
10	Elrod Shipping Corp.
11	Exeter Shipping Corp.
12	Frankfort Maritime Corp.
13	Glenwood Maritime Corp.
14	Hansen Shipping Corp.
15	Hartley Navigation Corp.
16	Henley Maritime Corp.
17	Hudson Maritime Corp.
18	Jessup Maritime Corp.
19	Montrose Maritime Corp
20	Oldcastle Shipping Corp.
21	Quentin Navigation Corp.
22	Rector Shipping Corp.
23	Remsen Navigation Corp.
24	Sheffield Maritime Corp.
25	Sherman Maritime Corp.
26	Sterling Navigation Corp.
27	Stratford Shipping Corp.
28	Velado Maritime Corp.
29	Vernon Maritime Corp.
30	Windsor Maritime Corp

PART (d) - Loan Parties

Borrowers	Jurisdiction of Incorporation	Principal place of business	Federal I.D. Number
Albemarle Maritime Corp.	Marshall Islands	Marshall Islands	98-0442951
Arden Maritime Corp.	Marshall Islands	Marshall Islands	98-0185259
Avon Maritime Corp.	Marshall Islands	Marshall Islands	98-0431582
Birnam Maritime Corp.	Marshall Islands	Marshall Islands	98-0463679
Bristol Maritime Corp.	Marshall Islands	Marshall Islands	98-0452038
Chester Shipping Corp.	Marshall Islands	Marshall Islands	98-0442952
Cumberland Navigation Corp.	Marshall Islands	Marshall Islands
Darby Navigation Corp.	Marshall Islands	Marshall Islands	98-0474419
Dover Maritime Corp.	Marshall Islands	Marshall Islands	98-0481561
Elrod Shipping Corp.	Marshall Islands	Marshall Islands	98-0514921
Exeter Shipping Corp.	Marshall Islands	Marshall Islands	98-0510614
Frankfort Maritime Corp.	Marshall Islands	Marshall Islands	98-0185271
Glenwood Maritime Corp.	Marshall Islands	Marshall Islands	98-0438877
Hansen Shipping Corp.	Marshall Islands	Marshall Islands	98-0442953
Hartley Navigation Corp.	Marshall Islands	Marshall Islands	98-0574852
Henley Maritime Corp.	Marshall Islands	Marshall Islands	98-0185272
Hudson Maritime Corp.	Marshall Islands	Marshall Islands	98-0438879
Jessup Maritime Corp.	Marshall Islands	Marshall Islands
Montrose Maritime Corp.	Marshall Islands	Marshall Islands	98-0535981
Oldcastle Shipping Corp.	Marshall Islands	Marshall Islands	98-0185257
Quentin Navigation Corp.	Marshall Islands	Marshall Islands	98-0582033
Rector Shipping Corp.	Marshall Islands	Marshall Islands	98-0442954
Remsen Navigation Corp.	Marshall Islands	Marshall Islands	98-0462172
Sheffield Maritime Corp.	Marshall Islands	Marshall Islands	98-0421934
Sherman Maritime Corp.	Marshall Islands	Marshall Islands	98-0406979
Sterling Shipping Corp.	Marshall Islands	Marshall Islands	98-0454510
Stratford Shipping Corp.	Marshall Islands	Marshall Islands	98-0423934
Vedaldo Maritime Corp.	Marshall Islands	Marshall Islands
Vernon Maritime Corp.	Marshall Islands	Marshall Islands	98-0789644
Windsor Maritime Corp.	Marshall Islands	Marshall Islands	98-0442955

	JURISDICTION	PRINCIPAL PLACE	FEDERAL
GUARANTOR	OF INCORPORATION	OF BUSINESS	I.D. NUMBER

Azalea Shipping and Chartering, Inc.	New York	New York	11-3329199
Beekman Shipping Corp.	Marshall Islands	Marshall Islands	98-0510616
Compass Chartering Corp.	New York	New York	13-3826713
Fairfax Shipping Corp.	Marshall Islands	Marshall Islands	98-0510498
Jessup Maritime Corp.	Marshall Islands	Marshall Islands	98-0547763
Leaf Shipping Corp.	Marshall Islands	Marshall Islands	98-0418760
Mercury Marine Ltd.	Marshall Islands	Marshall Islands	98-0380637
Pacific Rim Shipping Corp.	Marshall Islands	Marshall Islands	98-0148758
Roymar Ship Management Inc.	New York	New York	13-3671800
TBS African Ventures Limited	Marshall Islands	Marshall Islands	98-0479144
TBS Energy Logistics L.P.	Partnership-Delaware	Delaware	56-2577864
TBS Eurolines, Ltd.	Marshall Islands	Marshall Islands	98-0191213
TBS International Limited	Bermuda	Bermuda	98-0225954
TBS Latin America Liner, Ltd.	Marshall Islands	Marshall Islands	98-0187442
TBS Logistics Incorporated	Texas	Texas	26-0877704
TBS Middle East Carriers, Ltd.	Marshall Islands	Marshall Islands	98-0404203
TBS Mining Limited	Marshall Islands	Marshall Islands	N/A
TBS North America Liner, Ltd.	Marshall Islands	Marshall Islands	98-0334211
TBS Ocean Carriers, Ltd.	Marshall Islands	Marshall Islands	98-0187441
TBS Pacific Liner, Ltd.	Marshall Islands	Marshall Islands	98-0187516
TBS Shipping Services Inc.	New York	New York	13-3705134
TBS U.S. Enterprises LLC	Company-Delaware	Texas	42-1702901
TBS Warehouse & Distribution Group Ltd.	Marshall Islands	Marshall Islands	98-0572663
TBS Warehouse & Equipment Holdings Ltd.	Marshall Islands	Marshall Islands	98-0570627
TBS Worldwide Services Inc.	Marshall Islands	Marshall Islands	98-0187513
TBSI New Ship Development Corp.	Marshall Islands	Marshall Islands	98-0603671
Transworld Cargo Carriers S.A.	Marshall Islands	Marshall Islands	98-0182303
Westbrook Holdings Ltd.	Marshall Islands	Marshall Islands	98-0185273

SCHEDULE 5.17

INTELLECTUAL PROPERTY  OWNED

NONE

SCHEDULE  5.27 VESSELS

					Age				Fair	60%
Hull			Classification	Certification	Year		Purchase		Market	Loan
Number	Current Register Owner	Vessel Registered	Society	Number	2/28/2009	Type	Price	Dwt	Value	Value

2843	Hansen Shipping Corp.	Panama/Philippines	Lloyds Register	8306929	21.0	Tweendeck	$ 8,625,000	17,325	[***]	[***]
399	Exeter Shipping Corp.	Panama/Philippines	Lloyds Register	8412144	22.0	Bulk Carrier	16,075,000	41,808	[***]	[***]
273	Dover Maritime Corp.	Panama/Philippines	ClassNK	844688	24.0	Tweendeck	8,100,000	19,777	[***]	[***]
3026	Sterling Shipping Corp.	Panama/Philippines	ABS	8433318	24.0	Bulk Carrier	15,500,000	39,225	[***]	[***]
1291	Hudson Maritime Corp.	Panama/Philippines	DNV	15515	24.0	Bulk Carrier	12,750,000	44,146	[***]	[***]
1266	Stratford Shipping Corp.	Panama/Philippines	Lloyds Register	8109008	25.0	Bulk Carrier	12,295,000	40,876	[***]	[***]
491	Sheffield Maritime Corp.	Panama/Philippines	Lloyds Register	8029715	26.0	Bulk Carrier	12,360,000	45,526	[***]	[***]
1924	Remsen Navigation Corp.	Panama/Philippines	Lloyds Register	8312746	24.0	Bulk Carrier	13,750,000	37,734	[***]	[***]
872	Glenwood Maritime Corp.	Panama/Philippines	Lloyds Register	8309347	24.0	Bulk Carrier	12,240,000	39,333	[***]	[***]
1043	Albermarle Maritime Corp.	Panama/Philippines	ABS	8202286	26.0	Bulk Carrier	12,000,000	42,360	[***]	[***]
1057	Vernon Maritime Corp.	Panama/Philippines	ClassNK	832832	25.0	Tweendeck	744,034	26,320	[***]	[***]
2616	Elrod Shipping Corp	Panama/Philippines	Lloyds Register	8820717	19.0	Tweendeck	16,950,000	28,835	[***]	[***]
2875	Darby Navigation Corp.	Panama/Philippines	ClassNK	842810	24.0	Bulk Carrier	10,000,000	38,885	[***]	[***]
202	Sherman Maritime Corp.	Panama/Philippines	ClassNK	824039	26.0	Bulk Carrier	2,514,700	35,025	[***]	[***]
1353	Frankfort Maritime Corp.	Panama/Philippines	ClassNK	841663	24.0	Tweendeck	12,000,000	22,323	[***]	[***]
1926/27	Windsor Maritime Corp.	Panama/Philippines	Lloyds Register	8312722	23.0	Bulk Carrier	15,300,000	37,268	[***]	[***]
2844	Rector Shipping Corp.	Panama/Philippines	ABS	8700719	21.0	Tweendeck	8,625,000	17,325	[***]	[***]
10119	Birnam Maritime Corp.	Panama/Philippines	ABS	89147923	19.0	Bulk Carrier	18,500,000	42,248	[***]	[***]
2839	Oldcastle Shipping Corp.	Panama/Philippines	Lloyds Register	8314847	23.0	Tweendeck	6,300,000	23,278	[***]	[***]
2862	Chester Shipping Corp.	Panama/Philippines	Lloyds Register	8314885	22.0	Tweendeck	8,000,000	17,325	[***]	[***]
1059	Arden Maritime Corp.	Panama/Philippines	ClassNK	833674	25.0	Tweendeck	744,034	26,320	[***]	[***]
2868	Henley Marine Corp.	Panama/Philippines	Lloyds Register	8314835	23.0	Tweendeck	6,000,000	23,278	[***]	[***]
1289	Bristol Maritime Corp.	Panama/Philippines	DNV	15633	24.0	Bulk Carrier	12,750,000	44,146	[***]	[***]
3240	Avon Maritime Corp.	Panama/Philippines	ClassNK	910566	17.0	Tweendeck	13,000,000	28,843	[***]	[***]
10126	Montrose Maritime Corp.	Panama/Philippines	Lloyds Register	0308A	18.0	Bulk Carrier	29,000,000	42,475	[***]	[***]
1941	Hartley Navigation Corp.	Panama/Philippines	ClassNK	853085	23.0	Bulk Carrier	30,300,000	42,842	[***]	[***]
1294	Quentin Navigation Corp.	Panama/Philippines	Lloyds Register	8312784	23.0	Bulk Carrier	34,020,600	42,219	[***]	[***]
SG10	Jessup Maritime Corp.	Panama/Philippines	BV	981T34	26.0	Bulk Carrier	10,700,000	22,588	[***]	[***]
4765	Cumberland Navigation Corp.	Panama/Philippines	Lloyds Register	8306838	23.0	Bulk Carrier	35,250,000	40,902	[***]	[***]
3027	Vedado Maritime Corp.	Panama/Philippines	ClassNK	922825	16.0	Bulk Carrier	44,000,000	38,852	[***]	[***]

							$ 438,393,368		$ [***]	$ [***]

SCHEDULE  5.29   -  ACCOUNTS

Guarantor	Bank Name	Address		Telephone Number		Account Number		Purpose of Account

Leaf Shipping	[***]	[	***]	[	***]	[	***]	Operating Account
Transworld Cargo Carriers S.A.	[***]	[	***]	[	***]	[	***]	Operating Account
TBS Pacific Liner Limited	[***]	[	***]	[	***]	[	***]	Operating Account
TBS Pacific Liner Limited	[***]	[	***]	[	***]	[	***]	Operating Account
TBS International Limited	[***]	[	***]	[	***]	[	***]	Operating Account
TBS Pacific Liner Limited	[***]	[	***]	[	***]	[	***]	Operating Account
TBS Pacific Liner Limited	[***]	[	***]	[	***]	[	***]	Operating Account
TBS International Limited	[***]	[	***]	[	***]	[	***]	Operating Account
Argyle Maritime Corp., Caton Maritime Corp., Dorchester Maritime Corp., Longwoods Maritime Corp., McHenry Maritime Corp., Sunswyck Maritime Corp.	[***]	[	***]	[	***]	[	***]	Deposit Account
Argosy Shipping Ltd.	[***]	[	***]	[	***]	[	***]	Operating Account
TBS International Limited	[***]	[	***]	[	***]	[	***]	Operating Account
TBS International Limited	[***]	[	***]	[	***]	[	***]	Operating Account
TBS International Limited	[***]	[	***]	[	***]	[	***]	Collateral Account
TBS Worldwide Services Inc	[***]	[	***]	[	***]	[	***]	Operating Account
Transworld Cargo Carriers S.A.	[***]	[	***]	[	***]	[	***]	Operating Account
TBS Logistics Inc.	[***]	[	***]	[	***]	[	***]	Operating Account
TBS Shipping Services Inc.	[***]	[	***]	[	***]	[	***]	Operating Account
Roymar Ship Management Inc.	[***]	[	***]	[	***]	[	***]	Operating Account
Roymar Ship Management Inc.	[***]	[	***]	[	***]	[	***]	Operating Account
TBS Shipping Services Inc.	[***]	[	***]	[	***]	[	***]	Operating Account
Roymar Ship Management Inc.	[***]	[	***]	[	***]	[	***]	Operating Account
Roymar Ship Management Inc.	[***]	[	***]	[	***]	[	***]	Operating Account
TBS Mining Limited	[***]	[	***]	[	***]	[	***]	Operating Account
TBS International Limited	[***]	[	***]	[	***]	[	***]	Operating Account
Roymar Ship Management Inc.	[***]	[	***]	[	***]	[	***]	Operating Account
Compass Chartering Corp	[***]	[	***]	[	***]	[	***]	Operating Account
Compass Chartering Corp	[***]	[	***]	[	***]	[	***]	Operating Account
Compass Chartering Corp	[***]	[	***]	[	***]	[	***]	Operating Account
Windsor Maritime Corp.	[***]	[	***]	[	***]	[	***]	Operating Account
Cortlandt Navigation Corp	[***]	[	***]	[	***]	[	***]	Operating Account
TBS International Limited	[***]	[	***]	[	***]	[	***]	Operating Account
Azalea Shipping & Chartering	[***]	[	***]	[	***]	[	***]	Operating Account
Azalea Shipping & Chartering	[***]	[	***]	[	***]	[	***]	Operating Account
TBS International Limited	[***]	[	***]	[	***]	[	***]	Operating Account
TBS International Limited	[***]	[	***]	[	***]	[	***]	Operating Account
TBS Shipping Services Inc.	[***]	[	***]	[	***]	[	***]	Operating Account
TBS Shipping Services Inc.	[ ***]	[	***]	[	***]	[	***]	Operating Account
Roymar Ship Management Inc.	[ ***]	[	***]	[	***]	[	***]	Operating Account
TBS International Limited	[ ***]	[	***]	[	***]	[	***]	Operating Account
TBS International Limited	[ ***]	[	***]	[	***]	[	***]	Operating Account
Claremont Shipping andYork Shipping TBS International Limited	[ ***]	[	***]	[	***]	[	***]	Operating Account
Grainger Maritime Corp-TBS International Limited	[ ***]	[	***]	[	***]	[	***]	Operating Account
Dyker Maritime Corp - TBS International Limited	[ ***]	[	***]	[	***]	[	***]	Operating Account
TBS International Limited	[ ***]	[	***]	[	***]	[	***]	Operating Account
TBS International Limited	[ ***]	[	***]	[	***]	[	***]	Operating Account

SCHEDULE 6.12   GUARANTOR

Azalea Shipping and Chartering, Inc.
Beekman Shipping Corp.
Compass Chartering Corp.
Fairfax Shipping Corp.
Jessup Maritime Corp.
Leaf Shipping Corp.
Mercury Marine Ltd.
Pacific Rim Shipping Corp.
Roymar Ship Management Inc.
TBS African Ventures Limited
TBS Energy Logistics L.P.
TBS Eurolines, Ltd.
TBS International Limited
TBS Latin America Liner, Ltd.
TBS Logistics Incorporated
TBS Middle East Carriers, Ltd.
TBS Mining Limited
TBS North America Liner, Ltd.
TBS Ocean Carriers, Ltd.
TBS Pacific Liner, Ltd.
TBS Shipping Services Inc.
TBS U.S. Enterprises LLC
TBS Warehouse & Distribution Group Ltd.
TBS Warehouse & Equipment Holdings Ltd.
TBS Worldwide Services Inc.
TBSI New Ship Development Corp.
Transworld Cargo Carriers S.A.
Westbrook Holdings Ltd.

SCHEDULE 7.02
EXISTING INDEBTEDNESS

Liabilities, other than Liabilities related to the Bank of America Facility	As of December 31, 2008
Loan debt under Loan Agreement dated March 29, 2007, between Argyle Maritime Corp., Caton Maritime Corp., Dorchester Maritime Corp., Longwoods Maritime Corp., McHenry Maritime Corp., and Sunswyck Martime Corp., as Borrower, and The Royal Bank of Scotland plc, as Lender	$75,000,000
Loan debt under Loan Agreement dated January 16, 2008, between Bedford Maritime Corp., Brighton Maritime Corp., Hari Maritime Corp., Prospect Navigation Corp., Hancock Navigation Corp., Columbus Maritime Corp., and Whitehall Marine Transport Corp., as Borrower, and DVB Group Merchant Bank (ASIA) Ltd., as Lender	$60,324,000
Loan debt under Loan Agreement dated December 7, 2007, between Claremont Shipping Corp. and Yorkshire Shipping Corp., as Borrower, and Credit Suisse as Lender	$31,750,000
Loan debt under Loan Agreement dated February 29, 2008, between Amoros Maritime Corp., Lancaster Maritime Corp., and Chatham Maritime Corp., as Borrower, and AIG Commercial Equipment Finance, Inc., as Lender	$29,750,000
Loan debt under Loan Agreement dated June 2, 2008, between Dyker Maritime Corp., as Borrower, and Commerzbank as Lender	$6,500,000
Loan debt under Loan Agreement dated June 19, 2008, between Grainger Maritime Corp., as Borrower, and Joh Berenberg, Gossler & Co. KG as Lender	$9,750,000

Total Liabilities	$213,074,000

Contingent Liabilities
Guarantee Facility Agreement dated March 29, 2007, between Argyle Maritime Corp., Caton Maritime Corp., Dorchester Maritime Corp., Longwoods Maritime Corp., McHenry Maritime Corp., and Sunswyck Martime Corp., as Borrower, and The Royal Bank of Scotland plc, as Lender	$56,000,000

Total Liabilities and Contingent Liabilites	$269,074,000

SCHEDULE 7.11

BURDENSOME AGREEMENTS

Loan Agreement dated March 29, 2007, between Argyle Maritime Corp., Caton Maritime Corp., Dorchester Maritime Corp., Longwoods Maritime Corp., McHenry Maritime Corp., and Sunswyck Martime Corp., as Borrower, and The Royal Bank of Scotland plc, as Lender

Loan Agreement dated January 16, 2008, between Bedford Maritime Corp., Brighton Maritime Corp., Hari Maritime Corp., Prospect Navigation Corp., Hancock Navigation Corp., Columbus Maritime Corp., and Whitehall Marine Transport Corp., as Borrower, and DVB Group Merchant Bank (ASIA) Ltd., as Lender

Loan Agreement dated December 7, 2007, between Claremont Shipping Corp. and Yorkshire Shipping Corp., as Borrower, and Credit Suisse as Lender

Loan Agreement dated February 29, 2008, between Amoros Maritime Corp., Lancaster Maritime Corp., and Chatham Maritime Corp., as Borrower, and AIG Commercial Equipment Finance, Inc., as Lender

Loan Agreement dated June 2, 2008, between Dyker Maritime Corp., as Borrower, and Commerzbank as Lender

Loan Agreement dated June 19, 2008, between Grainger Maritime Corp., as Borrower, and Joh Berenberg, Gossler & Co. KG, as Lender

EXHIBIT B

See Attached. [Exhibits D-1 and D-2 to the Credit Agreement are hereby amended and restated in their entirety with Exhibits D-1 and D-2 attached hereto as Exhibit B.]

EXHIBIT D-1

FORM OF COMPLIANCE CERTIFICATE

Financial Statement Date:  ________, ____

To:           Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Amended and Restated Credit Agreement, dated as of March 26, 2008 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among Albemarle Maritime Corp., Arden Maritime Corp., Avon Maritime Corp., Birnam Maritime Corp., Bristol Maritime Corp., Chester Shipping Corp., Cumberland Navigation Corp., Darby Navigation Corp., Dover Maritime Corp., Elrod Shipping Corp., Exeter Shipping Corp. Frankfort Maritime Corp., Glenwood Maritime Corp., Hansen Shipping Corp., Hartley Maritime Corp., Henley Maritime Corp., Hudson Maritime Corp., Jessup Maritime Corp., Montrose Maritime Corp., Oldcastle Shipping Corp., Quentin Maritime Corp., Rector Shipping Corp., Remsen Navigation Corp., Sheffield Maritime Corp., Sherman Maritime Corp., Sterling Shipping Corp., Stratford Shipping Corp., Vedado Maritime Corp., Vernon Maritime Corp., Windsor Maritime Corp., each a Republic of the Marshall Islands corporation (collectively, the “Borrowers”, and, each individually, a “Borrower”), TBS International Limited, a Bermuda corporation (“Holdings”), TBS Shipping Services Inc. as Administrative Borrower, the Lenders from time to time party thereto, Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender and Banc of America Securities LLC, as Sole Lead Arranger and Sole Book Manager.

The undersigned Responsible Officer of Holdings hereby certifies as of the date hereof that he/she is the ___________________________________ of Holdings, and that, as such, he/she is authorized to execute and deliver this Certificate to the Administrative Agent on the behalf of Holdings and Its Subsidiaries, and that:

[Use following paragraph 1 for fiscal year-end financial statements]

Attached hereto as Schedule 1 are the year-end audited financial statements required by Section 6.01(a) of the Agreement for the fiscal year of Holdings ended as of the above date, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, together with (i) a report and opinion of a Registered Public Accounting Firm of nationally recognized standing, which report and opinion has been prepared in accordance with generally accepted auditing standards and applicable Securities Laws and is not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit or with respect to the absence of any material misstatement and (ii) an opinion of such Registered Public Accounting Firm independently assessing Holdings’ internal controls over financial reporting in accordance with Item 308 of SEC Regulation S-K, PCAOB Auditing Standard No. 2, and Section 404 of Sarbanes-Oxley expressing a conclusion that contains no statement that there is a material weakness in such internal controls.

[Use following paragraph 1 for fiscal quarter-end financial statements]

Attached hereto as Schedule 1 are the unaudited financial statements required by Section 6.01(b) of the Agreement for the fiscal quarter of Holdings ended as of the above date.  Such consolidated financial statements fairly present the financial condition, results of operations and cash flows of Holdings and its Subsidiaries in accordance with GAAP as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes.

The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of Holdings and each Subsidiary during the accounting period covered by the attached financial statements.

A review of the activities of Holdings and each Subsidiary during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period Holdings and each Subsidiary performed and observed all its Obligations under the Loan Documents, and

[select one:]

[to the best knowledge of the undersigned during such fiscal period, each Loan Party performed and observed each covenant and condition of the Loan Documents applicable to it, and no Default has occurred and is continuing, and concurrently with the delivery of the financial statements referred to above, is a certificate of Holdings independent certified public accounts certifying such financial statements and stating that in making the examination necessary therefore no knowledge was obtained of any Default.]

--or--

[the following covenants or conditions have not been performed or observed and the following is a list of each such Default and its nature and status:]

1.           The representations and warranties of each Borrower and Holdings contained in Article V of the Agreement and all representations and warranties of any Loan Party that are contained in any document furnished at any time under or in connection with the Loan Documents, are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this Compliance Certificate, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Agreement, including the statements in connection with which this Compliance Certificate is delivered.

2.           The financial covenant analyses and information set forth on Schedule 2 attached hereto are true and accurate on and as of the date of this Certificate.

IN WITNESS WHEREOF, the undersigned has executed this Certificate as

of                                ,                      .

TBS INTERNATIONAL LIMITED

By:
Name:
Title:

Schedule 1

See attached. [unaudited financial statements required to be attached at each reporting period]

[Schedule 2 below to be used during the Waiver Period]

For the Quarter/Year/Month ended ___________________, ____ (“Statement Date”)

SCHEDULE 2

to the Compliance Certificate

1. Minimum Cash Liquidity (Section 18(a) of Amendment No. 1) for the calendar month ending ____________________ .

A.  Qualified Cash: (the amount of cash and Cash Equivalents which is freely transferable and not subject to a Lien (other than the Lien in favor of the Administrative Agent), pledge, security interest, encumbrance, escrow or cash collateral arrangement or any other restriction on its use):
	$_______________

D. Item A Above Shall Not Be Less Than:	$40,000,000

E. Compliance	Yes	No

2. Maximum Consolidated Leverage Ratio (Section 7.13 (c) of the Credit Agreement) for the four fiscal quarters ending ____________________ . (Waived During Waiver Period)

A.  Consolidated Funded Indebtedness of Holdings and its Subsidiaries (for the purpose of calculating Consolidated Leverage Ratio, Consolidated Funded Indebtedness shall not include Permitted New Vessel Construction Indebtedness in an amount up to $150,000,0001 in the aggregate used to finance new build multipurpose tweendeck bulk carrier shipping vessels so long as such vessel remains in the construction phase):

1.  The outstanding principal amount of all obligations, whether current or long-term, for borrowed money (included Obligations under the Agreement), and all obligations evidenced by bonds, debentures, notes, loan agreements or other similar instruments:
$_______________

2. plus, all purchase money Indebtedness:	$_______________

3. plus, all direct obligations arising under letter of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds and similar instruments:	$_______________

4. plus, all obligations in respect of the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business):	$_______________

5. plus, Attributable Indebtedness:	$_______________

6. plus, without duplication, all Guarantees with respect to outstanding indebtedness of the types specified in Item A(1) through Item A(5) above of Persons other than the Borrowers or any Subsidiary:	$_______________

7.  plus, all Indebtedness of the types referred to in Item A(1) though Item A(6) of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which a Borrower or a Subsidiary is a general partner or a joint venture, unless such Indebtedness is expressly made non-recourse to such Borrower or such Subsidiary:
$_______________

8. Total (Items A(1) through A(7) above):	$_______________

B. Consolidated EBITDA of Holdings and its Subsidiaries for the Measurement Period:

1. Consolidated Net Income of Holdings and its Subsidiaries:	$_______________

To the extent deducted in calculating Consolidated Net Income (and without duplication):

2. plus, Consolidated Interest Charges:	$_______________

3. plus, the provision for Federal, state, local and foreign income taxes payable:	$_______________

4. plus, depreciation and amortization expense:	$_______________

5. plus, net losses from the sales of vessels as permitted under the Agreement (in each case of or by Holdings and its Subsidiaries for such Measurement Period):	$_______________

6.  plus, any noncash impairment charges in the aggregate, incurred during the fiscal year of Holdings and its Subsidiaries ending December 31, 2009 in respect of any of Holdings and its Subsidiaries goodwill and Vessels

7. Total Items B(1) through B(6) above:	$_______________

8.minus, the following to the extent included in calculating such Consolidated Net Income, all net gains from the sale of vessels as permitted under this Agreement (in each case of or by Holdings and its Subsidiaries for such Measurement Period):
$_______________

9. Total Item B(7) less Item B(8) above2:	$_______________

C. The Ratio of Item A(8) to Item B(9):	_______________

D. Shall Not Be Greater Than:	3.00:1.00
E. Compliance	Yes	No
(Waived During Waiver Period)

1 Please provide an itemization of indebtedness to be excluded.

2To the extent characterized as interest on the income statements of Holdings and its Subsidiaries for such Measurement Period pursuant to FASB Interpretation No. 133 – Accounting for Derivative Instruments and Hedging Activities (June 1998), noncash adjustments in connection with any interest rate Swap Contract entered into by Holdings or any of its Subsidiaries shall be excluded.

3. Minimum Consolidated Interest Charges Coverage Ratio (Section 18(b) of Amendment No. 1) for the ____ fiscal quarters ending ____________________ .

A. Consolidated EBITDA of Holdings and its Subsidiaries (please see Item 2(B)(9) above):	$_______________

B. Federal, state, local and foreign Income taxes:	$_______________

C. Item A minus and Item B above:	$_______________

D. Consolidated Interest Charges1 for the most recently completed Measure Period2:	$_______________

I. Ratio of Item C to Item D above:	_______________

Period of Determination	Minimum Consolidated Interest Charges Coverage Ratio
Two fiscal quarters ending June 30, 2009	1.10:1.00
Three fiscal quarters ending September 30, 2009	1.35:1.00
Four fiscal quarters ending December 31, 2009	1.75:1.00

K.  Compliance:    Yes   No

1 Please provide an itemization of interest expenses to be excluded relating to Permitted New Vessel Construction Indebtedness.

2To the extent characterized as interest on the income statements of Holdings and its Subsidiaries for such Measurement Period pursuant to FASB Interpretation No. 133 – Accounting for Derivative Instruments and Hedging Activities (June 1998), noncash adjustments in connection with any interest rate Swap Contract entered into by Holdings or any of its Subsidiaries shall be excluded.

4. Net Present Rental Value (Section 7.19 of the Credit Agreement) for the fiscal quarter ending ____________________.

A.  Aggregated net present value of Rentals payable by Holdings or any of its Subsidiaries to any Person (other than Holdings or any of its other Subsidiaries) pursuant to any Operating Lease discounted to ______________ [insert fiscal quarter ending] at a rate of 8.00% per annum:
$_______________

B.  Without duplication of Item (A), Net present value of any charter of any vessel that, after giving effect to any renewals or other extensions provided therein and in the absence of any early termination, shall or would have a fixed remaining term of (a) prior to the Pre-Waiver Covenant Compliance Date, eighteen months or more and (b) commencing with the Pre-Waiver Covenant Compliance Date, twenty-three months or more, discounted to ____________ [insert fiscal quarter ending] at a rate of 8.00% per annum:
$_______________

C. Sum of Item (A) and Item (B) above:	$_______________

D. Shall Not Be Greater Than:	$ [45,000,000]3 [60,000,000]

E. Compliance:	Yes	No

BANK USE ONLY
Received by:	________________________
Date:	________________________
Reviewed by:	________________________
Date:
Financial Compliance Status: YES/NO

Date:

5. Minimum Consolidated Tangible Net Worth (Section 7.13 (a) of the Credit Agreement) for the fiscal quarter ending ____________________ . (Waived During Waiver Period)

A. Consolidated Tangible Net Worth:

1. Shareholders’ Equity of Holdings and its Subsidiaries:	$_______________

2. Intangible Assets of Holdings and its Subsidiaries:	$_______________

3. Total (Items 1 less 2)	$_______________

B. $235,000,000:	$_______________

C. Consolidated Net Income earned in each full fiscal quarter ending after September 30, 2007 (with no deduction for a net loss in any such fiscal quarter):	$_______________

D.  Aggregate increases in Shareholders’ Equity of Holdings and its Subsidiaries after the Closing Date by reason of the issuance and sale of Equity Interests of Holdings or any Subsidiary after September 30, 2007 (other than issuances to Holdings or a wholly-owned Subsidiary), including upon any conversion of debt securities of Holdings into such Equity Interests:
$_______________

E. 75% of Item C above:	$_______________

F. Sum Item B plus Item D plus Item E above:	$_______________
Item A shall not be less than Item F

F. Compliance	Yes	No
(Waived During Waiver Period)

3 $45,000,000 if the Pre-Waiver Covenant Compliance Date has not occurred, or $60,000,000 if the Pre-Waiver Covenant Compliance Date has occurred.

6. Minimum Cash Liquidity (Section 7.13 (b) of the Credit Agreement) for the calendar month ending ____________________ . (Waived During Waiver Period)

A.  Qualified Cash: (the amount of cash and Cash Equivalents which is freely transferable and not subject to a Lien (other than the Lien in favor of the Administrative Agent), pledge, security interest, encumbrance, escrow or cash collateral arrangement or any other restriction on its use):
$_______________

B. Availability

1. Loan Value:	$_______________

2. Total Outstandings:	$_______________

3. Revolving Credit Facility:	$_______________

4. Total Revolving Credit Outstandings:	$_______________

5. Item (B)1 minus Item (B)2 above:	$_______________

6. Item B(3) minus Item B(4) above:	$_______________

7. The Lesser of Item B(5) and Item B(6) above:	$_______________

C. Sum of Item A and B(7) above:	$_______________

D. Item C Above Shall Not Be Less Than:	$15,000,000

E. Compliance	Yes	No
(Waived During Waiver Period)

7. Minimum Consolidated Fixed Charge Coverage Ratio (Section 7.13 (d) of the Credit Agreement) for the fiscal quarter ending ____________________ . (Waived During Waiver Period)

A. Consolidated EBITDA of Holdings and its Subsidiaries (please see Item 2(B)(9) above):	$_______________

B. Federal, state, local and foreign Income taxes:	$_______________

C. Restricted Payments made, in each case, for the most recently completed Measurement Period:	$_______________

D. Sum of Item B and Item C above:	$_______________

E. Consolidated Interest Charges1 for the most recently completed Measure Period2:	$_______________

F.  The aggregate principal amount of all regularly scheduled principal payments or redemptions or similar acquisitions for value of outstanding debt for borrowed money for the period of 12 consecutive months, but excluding any principal payments to be made in respect of the Revolving Credit Facility:
$_______________

H. Sum of Item E and Item F above:	$_______________

G. Item A minus Item D above:	$_______________

I. Ratio of Item G to Item H above:	_______________

J. Shall Not Be Less Than:	1.50:1.00

K. Compliance:	Yes	No
(Waived During Waiver Period)

1 Please provide an itemization of interest expenses to be excluded relating to Permitted New Vessel Construction Indebtedness.

2To the extent characterized as interest on the income statements of Holdings and its Subsidiaries for such Measurement Period pursuant to FASB Interpretation No. 133 – Accounting for Derivative Instruments and Hedging Activities (June 1998), noncash adjustments in connection with any interest rate Swap Contract entered into by Holdings or any of its Subsidiaries shall be excluded.

Schedule 2 below to be used following the Waiver Period]

For the Quarter/Year/Month ended ___________________, ____ (“Statement Date”)

SCHEDULE 2

to the Compliance Certificate

1. Minimum Consolidated Tangible Net Worth (Section 7.13 (a) of the Credit Agreement) for the fiscal quarter ending ____________________ .

A. Consolidated Tangible Net Worth:

1. Shareholders’ Equity of Holdings and its Subsidiaries:	$_______________

2. Intangible Assets of Holdings and its Subsidiaries:	$_______________

3. Total (Items 1 less 2)	$_______________

B. $235,000,000:	$_______________

C. Consolidated Net Income earned in each full fiscal quarter ending after September 30, 2007 (with no deduction for a net loss in any such fiscal quarter):	$_______________

D.  Aggregate increases in Shareholders’ Equity of Holdings and its Subsidiaries after the Closing Date by reason of the issuance and sale of Equity Interests of Holdings or any Subsidiary after September 30, 2007 (other than issuances to Holdings or a wholly-owned Subsidiary), including upon any conversion of debt securities of Holdings into such Equity Interests:
$_______________

E. 75% of Item C above:	$_______________

F. Sum Item B plus Item D plus Item E above:	$_______________
Item A shall not be less than Item F

F. Compliance	Yes	No

2. Minimum Cash Liquidity (Section 7.13 (b) of the Credit Agreement) for the calendar month ending ____________________ .

A.  Qualified Cash: (the amount of cash and Cash Equivalents which is freely transferable and not subject to a Lien (other than the Lien in favor of the Administrative Agent), pledge, security interest, encumbrance, escrow or cash collateral arrangement or any other restriction on its use):
$_______________

B. Availability

1. Loan Value:	$_______________

2. Total Outstandings:	$_______________

3. Revolving Credit Facility:	$_______________

4. Total Revolving Credit Outstandings:	$_______________

5. Item (B)1 minus Item (B)2 above:	$_______________

6. Item B(3) minus Item B(4) above:	$_______________

7. The Lesser of Item B(5) and Item B(6) above:	$_______________

C. Sum of Item A and B(7) above:	$_______________

D. Item C Above Shall Not Be Less Than:	$15,000,000

E. Compliance	Yes	No

3. Maximum Consolidated Leverage Ratio (Section 7.13 (c) of the Credit Agreement) for the four fiscal quarters ending ____________________ .

A.  Consolidated Funded Indebtedness of Holdings and its Subsidiaries (for the purpose of calculating Consolidated Leverage Ratio, Consolidated Funded Indebtedness shall not include Permitted New Vessel Construction Indebtedness in an amount up to $150,000,0001 in the aggregate used to finance new build multipurpose tweendeck bulk carrier shipping vessels so long as such vessel remains in the construction phase):

1.  The outstanding principal amount of all obligations, whether current or long-term, for borrowed money (included Obligations under the Agreement), and all obligations evidenced by bonds, debentures, notes, loan agreements or other similar instruments:
$_______________

2. plus, all purchase money Indebtedness:	$_______________

3. plus, all direct obligations arising under letter of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds and similar instruments:	$_______________

4. plus, all obligations in respect of the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business):	$_______________

5. plus, Attributable Indebtedness:	$_______________

6. plus, without duplication, all Guarantees with respect to outstanding indebtedness of the types specified in Item A(1) through Item A(5) above of Persons other than the Borrowers or any Subsidiary:	$_______________

7.  plus, all Indebtedness of the types referred to in Item A(1) though Item A(6) of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which a Borrower or a Subsidiary is a general partner or a joint venture, unless such Indebtedness is expressly made non-recourse to such Borrower or such Subsidiary:
$_______________

8. Total (Items A(1) through A(7) above):	$_______________

B. Consolidated EBITDA of Holdings and its Subsidiaries for the Measurement Period:

1. Consolidated Net Income of Holdings and its Subsidiaries:	$_______________

To the extent deducted in calculating Consolidated Net Income (and without duplication):

2. plus, Consolidated Interest Charges:	$_______________

3. plus, the provision for Federal, state, local and foreign income taxes payable:	$_______________

4. plus, depreciation and amortization expense:	$_______________

5. plus, net losses from the sales of vessels as permitted under the Agreement (in each case of or by Holdings and its Subsidiaries for such Measurement Period):	$_______________

6.  plus, any noncash impairment charges in the aggregate, incurred during the fiscal year of Holdings and its Subsidiaries ending December 31, 2009 in respect of any of Holdings and its Subsidiaries goodwill and Vessels

7. Total Items B(1) through B(6) above:	$_______________

8.minus, the following to the extent included in calculating such Consolidated Net Income, all net gains from the sale of vessels as permitted under this Agreement (in each case of or by Holdings and its Subsidiaries for such Measurement Period):
$_______________

9. Total Item B(7) less Item B(8) above2:	$_______________

C. The Ratio of Item A(8) to Item B(9):	_______________

D. Shall Not Be Greater Than:	3.00:1.00
E. Compliance	Yes	No

1 Please provide an itemization of indebtedness to be excluded.

2To the extent characterized as interest on the income statements of Holdings and its Subsidiaries for such Measurement Period pursuant to FASB Interpretation No. 133 – Accounting for Derivative Instruments and Hedging Activities (June 1998), noncash adjustments in connection with any interest rate Swap Contract entered into by Holdings or any of its Subsidiaries shall be excluded.

4. Minimum Consolidated Fixed Charge Coverage Ratio (Section 7.13 (d) of the Credit Agreement) for the fiscal quarter ending ____________________ .

A. Consolidated EBITDA of Holdings and its Subsidiaries (please see Item 3(B)(9) above):	$_______________

B. Federal, state, local and foreign Income taxes:	$_______________

C. Restricted Payments made, in each case, for the most recently completed Measurement Period:	$_______________

D. Sum of Item B and Item C above:	$_______________

E. Consolidated Interest Charges3 for the most recently completed Measure Period4:	$_______________

F.  The aggregate principal amount of all regularly scheduled principal payments or redemptions or similar acquisitions for value of outstanding debt for borrowed money for the period of 12 consecutive months, but excluding any principal payments to be made in respect of the Revolving Credit Facility:
$_______________

H. Sum of Item E and Item F above:	$_______________

G. Item A minus Item D above:	$_______________

I. Ratio of Item G to Item H above:	_______________

J. Shall Not Be Less Than:	1.50:1.00

K. Compliance:	Yes	No

3 Please provide an itemization of interest expenses to be excluded relating to Permitted New Vessel Construction Indebtedness.

4To the extent characterized as interest on the income statements of Holdings and its Subsidiaries for such Measurement Period pursuant to FASB Interpretation No. 133 – Accounting for Derivative Instruments and Hedging Activities (June 1998), noncash adjustments in connection with any interest rate Swap Contract entered into by Holdings or any of its Subsidiaries shall be excluded.

5. Net Present Rental Value (Section 7.19 of the Credit Agreement) for the fiscal quarter ending ____________________.

A.  Aggregated net present value of Rentals payable by Holdings or any of its Subsidiaries to any Person (other than Holdings or any of its other Subsidiaries) pursuant to any Operating Lease discounted to ______________ [insert fiscal quarter ending] at a rate of 8.00% per annum:
$_______________

B.  Without duplication of Item (A), Net present value of any charter of any vessel that, after giving effect to any renewals or other extensions provided therein and in the absence of any early termination, shall or would have a fixed remaining term of (a) prior to the Pre-Waiver Covenant Compliance Date, eighteen months or more and (b) commencing with the Pre-Waiver Covenant Compliance Date, twenty-three months or more, discounted to ____________ [insert fiscal quarter ending] at a rate of 8.00% per annum:
$_______________

C. Sum of Item (A) and Item (B) above:	$_______________

D. Shall Not Be Greater Than:	$ [45,000,000]5 [60,000,000]

E. Compliance:	Yes	No

BANK USE ONLY
Received by:	________________________
Date:	________________________
Reviewed by:	________________________
Date:
Financial Compliance Status: YES/NO

5 $45,000,000 if the Pre-Waiver Covenant Compliance Date has not occurred, or $60,000,000 if the Pre-Waiver Covenant Compliance Date has occurred.

EXHIBIT D-2

FORM OF SECTION 7.13(B) COMPLIANCE CERTIFICATE

Financial Statement Date:  ________, ____

To:	Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Amended and Restated Credit Agreement, dated as of March 26, 2008 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among Albemarle Maritime Corp., Arden Maritime Corp., Avon Maritime Corp., Birnam Maritime Corp., Bristol Maritime Corp., Chester Shipping Corp., Cumberland Navigation Corp., Darby Navigation Corp., Dover Maritime Corp., Elrod Shipping Corp., Exeter Shipping Corp. Frankfort Maritime Corp., Glenwood Maritime Corp., Hansen Shipping Corp., Hartley Maritime Corp., Henley Maritime Corp., Hudson Maritime Corp., Jessup Maritime Corp., Montrose Maritime Corp., Oldcastle Shipping Corp., Quentin Maritime Corp., Rector Shipping Corp., Remsen Navigation Corp., Sheffield Maritime Corp., Sherman Maritime Corp., Sterling Shipping Corp., Stratford Shipping Corp., Vedado Maritime Corp., Vernon Maritime Corp., Windsor Maritime Corp., each a Republic of the Marshall Islands corporation (collectively, the “Borrowers”, and, each individually, a “Borrower”), TBS International Limited, a Bermuda corporation (“Holdings”), TBS Shipping Services Inc. as Administrative Borrower, the Lenders from time to time party thereto, Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender and Banc of America Securities LLC, as Sole Lead Arranger and Sole Book Manager.

The undersigned Responsible Officer of Holdings hereby certifies as of the date hereof that he/she is the ___________________________________ of Holdings, and that, as such, he/she is authorized to execute and deliver this Certificate to the Administrative Agent on the behalf of Holdings and Its Subsidiaries, and that:

The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of Holdings and each Subsidiary during the accounting period covered by the attached financial statements.

A review of the activities of Holdings and each Subsidiary during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period Holdings and each Subsidiary performed and observed all its Obligations under the Loan Documents, and

[select one:]

[to the best knowledge of the undersigned during such fiscal period, each Loan Party performed and observed each covenant and condition of the Loan Documents applicable to it, and no Default has occurred and is continuing.]

--or--

[the following covenants or conditions have not been performed or observed and the following is a list of each such Default and its nature and status:]

1.           The representations and warranties of each Borrower and Holdings contained in Article V of the Agreement and all representations and warranties of any Loan Party that are contained in any document furnished at any time under or in connection with the Loan Documents, are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date.

2.           The financial covenant analysis and information set forth on Schedule 1 attached hereto is true and accurate on and as of the date of this Certificate.

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of _______________, __________.

TBS INTERNATIONAL LIMITED

By:
Name:
Title:

[Schedule 1 below to be used during the Waiver Period]

For the Month ended ___________________, ____ (“Statement Date”)

SCHEDULE 1

to the Section 7.13(b)Compliance Certificate

1. Minimum Cash Liquidity (Section 18(a) of Amendment No. 1) for the calendar month ending ____________________ .
A.  Qualified Cash: (the amount of cash and Cash Equivalents which is freely transferable and not subject to a Lien (other than the Lien in favor of the Administrative Agent), pledge, security interest, encumbrance, escrow or cash collateral arrangement or any other restriction on its use):
	$
D. Item A Above Shall Not Be Less Than:	$40,000,000
E. Compliance	Yes	No

Schedule 2 below to be used following the Waiver Period]

2. Minimum Cash Liquidity (Section 7.13 (b) of the Credit Agreement) for the calendar month ending ____________________ .
A.  Qualified Cash: (the amount of cash and Cash Equivalents which is freely transferable and not subject to a Lien (other than the Lien in favor of the Administrative Agent), pledge, security interest, encumbrance, escrow or cash collateral arrangement or any other restriction on its use):
$
B. Availability
1. Loan Value:	$
2. Total Outstandings:	$
3. Revolving Credit Facility:	$
4. Total Revolving Credit Outstandings:	$
5. Item (B)1 minus Item (B)2 above:	$
6. Item B(3) minus Item B(4) above:	$
7. The Lesser of Item B(5) and Item B(6) above:	$
C. Sum of Item A and B(7) above:	$
D. Item C Above Shall Not Be Less Than:	$15,000,000
E. Compliance	Yes	No